UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on September 15, 2024, Sterling Bancorp, Inc. (the “Company” or “Sterling”) entered into a definitive Stock Purchase Agreement by and among the Company, Sterling Bank and Trust, F.S.B. (the “Bank”) and EverBank Financial Corp, a Delaware corporation (“EverBank”), pursuant to which EverBank will acquire all of the issued and outstanding shares of capital stock of the Bank from the Company for a fixed purchase price of $261,000,000 to be paid to the Company. Following the completion of the sale of the Bank’s capital stock to EverBank (the “Transaction”), EverBank will cause the Bank to merge with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association as the surviving bank and, following the bank merger, the separate corporate existence of the Bank will cease. In connection with its approval of the Transaction, Sterling also adopted a plan of dissolution for the Company following closing of the Transaction.

In connection with the Transaction, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on October 16, 2024 (the “Preliminary Proxy Statement”) and a definitive proxy statement on November 8, 2024 (the “Definitive Proxy Statement”). The Definitive Proxy Statement was first mailed to the Company’s shareholders on November 12, 2024.

Litigation Related to the Transaction

Following the filing of the Preliminary Proxy Statement, and as of the date of this Current Report on Form 8-K, the Company has received certain demand letters (the “Demand Letters”) on behalf of purported Company shareholders alleging deficiencies regarding the disclosures contained in the Preliminary Proxy Statement and Definitive Proxy Statement. It is possible that additional or similar complaints or demand letters may be received by the Company alleging similar or additional disclosure deficiencies between the date of this Current Report on Form 8-K and consummation of the Transaction. If any such additional or similar complaints or demand letters are received, the Company may not necessarily disclose such events.

While the Company believes that the disclosures set forth in the Preliminary Proxy Statement and the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the Demand Letters, in order to moot the purported shareholders’ disclosure claims, avoid nuisance and possible expense and disruption to the Transaction, and provide additional information to its shareholders, the Company has determined to voluntarily supplement certain disclosures in the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

The following Supplemental Disclosures are being filed to amend and supplement the information in the Definitive Proxy Statement. The Supplemental Disclosures are incorporated by reference into, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. All page references in the information below are to pages in the Definitive Proxy Statement, and terms used below have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following additional disclosures.

The disclosure in the section entitled “The Transaction— Background of the Transaction” beginning on page 29 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

The third full paragraph on page 30 of the Definitive Proxy Statement in the section entitled “The Transaction— Background of the Transaction” is hereby amended and restated in its entirety to read as follows (changes are in bold):

On January 13, 2023, at a meeting of the Board of Directors, representatives of KBW reviewed and discussed potential strategic alternatives for the Company, including a third party solicitation process for a possible strategic transaction. The KBW representatives provided an overview of the market for bank stocks and the general mergers and acquisitions market as it pertains to the banking industry. Based on several screening factors, which included asset size and capital to purchase the Company, existing presence or previously expressed strategic desire to be in the California market and experience with the Company’s customer demographic, along with regulatory standing, two groupings of potential acquirors were discussed. There were ten “Tier 1” potential acquirors, consisting of four potential buyers which appeared to possess the ability to fund the transaction with all or mostly cash (including Foreign Bank A), four potential strategic buyers who would be expected to fund the transaction with all or mostly stock with a particular focus in California and the Company’s demographic customer base, and two other potential buyers that were private equity owned banks, also focused in California with financial resources from their private equity investor bases. In addition, there were ten “Tier 2” financial institutions which the Company, in consultation with KBW, believed might have interest in a potential strategic transaction with the Company. The Board authorized KBW to contact the initial Tier 1 potential acquirors, including Foreign Bank A, and to keep the management team apprised of any developments. The Company and Foreign Bank A entered into a confidentiality agreement on February 23, 2023 which required that confidential information shared under the agreement only be used in connection with a possible negotiated business combination between the Company and Foreign Bank A, and which agreement contained a standstill provision that prohibited Foreign Bank A, for a period of eighteen (18) months (which has expired), from directly or indirectly doing any of the following, ~~purchasing any securities of the Company~~ except in connection with the possible business combination or as specifically authorized in writing in advance by the Company: (a) purchasing, offering or agreeing to purchase, announcing an intention to purchase or offering to assist or advise any other person to purchase any securities or assets of the Company or any of its subsidiaries, (b) making any public statements and/or announcement with respect to, or submitting a proposal for, or offer of (with or without conditions) any merger, business combination, tender or exchange offer, restructuring, liquidation, recapitalization, or other similar or other extraordinary transaction involving the Company or its securities, assets or business or any subsidiary or division thereof, (c) having discussions or entering into arrangements, understandings or agreements with, or advising, financing or assisting any other persons in connection with any of the above, or making any investment in any other person that engages, or offers or proposes to engage, in any of the above, and (d) taking certain other specified actions that would constitute attempts to assert influence or control over the Company or its management or board of directors or seeking to advise, influence or encourage any other person to take any of the foregoing actions. Such standstill provision also included an agreement by Foreign Bank A that it would not request the Company, directly or indirectly, to amend, waive or terminate any aspect of the standstill provision. Foreign Bank A then conducted extensive due diligence and discussions with the Company throughout the first half of 2023. The existence of such standstill provision did not prohibit or impede Foreign Bank A from submitting a proposal or indication of interest relating to a business combination with the Company, which the Company actively encouraged. ~~Such standstill provision also included an agreement by Foreign Bank A that it would not request the Company, directly or indirectly, to amend, waive or terminate any aspect of the standstill provision.~~ Ultimately, Foreign Bank A communicated to the Company in early 2024 that it was withdrawing its interest in a potential business combination transaction without ever submitting a specific proposal or any indication of value.

The second full paragraph on page 31 of the Definitive Proxy Statement in the section entitled “The Transaction— Background of the Transaction” is hereby amended and restated in its entirety to read as follows (changes are in bold):

Beginning in the latter half of 2023 and into 2024, as a result of the Company’s third party solicitation process conducted with KBW’s assistance, the Company entered into confidentiality agreements with eight additional potential strategic partners, each of which was on terms ~~(including standstill provisions)~~ substantially similar to the confidentiality agreement entered into with Foreign Bank A, including a substantially similar standstill provision and related agreement to not request an amendment, waiver or termination of the standstill provision. The existence of such standstill provision did not prohibit or impede any of such eight potential strategic partners from submitting a proposal or indication of interest relating to a business combination with the Company, or engaging in discussions with the Company and KBW with respect to such matters. Of these eight potential partners, five conducted limited diligence and had preliminary discussions with KBW but did not submit any proposals or otherwise further pursue a transaction with the Company.

The disclosure in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors” beginning on page 36 of the Definitive Proxy Statement is hereby supplemented as follows:

The disclosure on page 42 of the Definitive Proxy Statement in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors— Keefe, Bruyette & Woods, Inc.” is hereby supplemented by adding the following paragraph immediately below the second table on that page:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Selected Companies Analysis” were 0.63x (the multiple for First Northwest Bancorp) and 1.08x (the multiple for Ames National Corporation), respectively, and the low and high stock price-to-LTM EPS multiples of the selected companies (excluding the impact of the LTM EPS multiples for Bank of Marin Bancorp, Blue Foundry Bancorp, Blue Ridge Bankshares, Inc., and First Northwest Bancorp, which multiples were considered to be not meaningful because they were negative or greater than 60.0x) were 9.3x (the multiple for Finward Bancorp) and 56.2x (the multiple for First Western Financial, Inc.), respectively. For the 13 selected companies for which 2024 EPS consensus “street estimates” were publicly available (excluding the impact of the 2024 EPS multiples for Bank of Marin Bancorp, Blue Foundry Bancorp, and First Northwest Bancorp, which multiples were considered to be not meaningful because they were negative or greater than 60.0x), the low and high stock price-to-2024 estimated EPS multiples of the selected companies were 9.2x (the multiple for Meridian Corporation) and 40.7x (the multiple for Provident Bancorp, Inc.), respectively. For the 12 selected companies for which 2025 EPS consensus “street estimates” were publicly available (excluding the impact of the 2025 EPS multiple for Blue Foundry Bancorp, which multiple was considered to be not meaningful because it was negative), the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 6.5x (the multiple for Meridian Corporation) and 46.8x (the multiple for Ponce Financial Group, Inc.), respectively.

The disclosure on page 43 of the Definitive Proxy Statement in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors— Keefe, Bruyette & Woods, Inc.” is hereby supplemented by adding the following paragraph immediately below the table on that page:

The low and high transaction price-to-tangible book value multiples of the selected transactions in the “Selected Transactions Analysis” were 0.49x (the multiple for the FirstSun Capital Bancorp / HomeStreet, Inc. transaction) and 2.18x (the multiple for the German American Bancorp, Inc. / Heartland BancCorp transaction), respectively, the low and high core deposit premiums of the selected transactions were (5.3%) (the core deposit premium for the FirstSun Capital Bancorp / HomeStreet Inc. transaction) and 15.6% (the core deposit premium for the German American Bancorp, Inc. / Heartland BancCorp transaction), respectively, and the low and high price per common share to LTM EPS multiples of the selected transactions (excluding the impact of the LTM EPS multiple of the FirstSun Capital Bancorp / HomeStreet, Inc. transaction, which multiple was considered to be not meaningful because it was negative) were 6.5x (the multiple for the Burke & Herbert Financial Services Corp. / Summit Financial Group, Inc. transaction) and 24.1x (the multiple for the Global Federal Credit Union / First Financial Northwest Bank transaction), respectively. For the 14 selected transactions involving publicly traded acquired companies, the low and high one-day market premiums of the selected transactions were (0.8%) (the one-day market premium for the ConnectOne Bancorp, Inc. / The First of Long Island Corporation transaction) and 80.0% (the one-day market premium for the German American Bancorp, Inc. / Heartland BancCorp transaction), respectively.

The last full paragraph on page 43 of the Definitive Proxy Statement in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors— Keefe, Bruyette & Woods, Inc.” is hereby amended and restated in its entirety to read as follows (changes are in bold):

Dividend Discount Model Analysis. KBW performed a dividend discount model analysis to estimate a range for the implied equity value of the Bank. In this analysis, KBW used financial forecasts and projections relating to the earnings and assets of the Bank provided by the Company’s management, and assumed discount rates ranging from 10.0% to 14.0%. The range of assumed discount rates of 10.0% to 14.0% was selected by taking into account capital asset pricing model implied cost of capital calculations and other factors based on KBW’s experience and judgment. The range of values was determined by adding (i) the present value of the implied future excess capital available for dividends that the Bank could generate over the period from March 31, 2025 through December 31, 2029 as a standalone company and (ii) the present value of the Bank’s implied terminal values at the end of such period. The Company directed KBW to assume that the Bank would distribute no capital through December 31, 2027. KBW assumed that, after December 31, 2027, the Bank would maintain a tangible common equity / tangible asset ratio of 9.50% and would retain sufficient earnings to maintain that level. In calculating implied terminal values for the Bank, KBW applied a range of 0.80x to 1.20x to the Bank’s estimated December 31, 2029 tangible book value. This dividend discount model analysis resulted in a range of implied equity values of the Bank of approximately $140.1 million to $218.8 million.

The disclosure on page 48 of the Definitive Proxy Statement in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors— Hovde Group, LLC” is hereby supplemented by adding the following paragraph immediately below the first table on that page:

The low and high transaction total deal values of the selected transactions in the “Comparable Merger and Acquisition Transactions” were $60.4 million (the total deal value for the West Coast Community Bancorp / 1st Capital Bancorp transaction) and $527.1 million (the total deal value for the Eastern Bankshares, Inc. / Cambridge Bancorp transaction), respectively. The selected transactions announcement dates range from February 13, 2023 (the announcement date of the United Community Banks, Inc. / First Miami Bancorp, Inc. transaction) to September 5, 2024 (the announcement date of the ConnectOne Bancorp, Inc. / The First of Long Island Corporation transaction). Based on data obtained from S&P Capital IQ Pro as of the date of the “Comparable Merger and Acquisition Transactions” analysis, September 8, 2024, the selected transactions closing dates ranged from June 30, 2023 (the closing date for the United Community Banks, Inc. / First Miami Bancorp, Inc. transaction) and July 12, 2024 (the closing date for the Eastern Bankshares, Inc. / Cambridge Bancorp transaction). As of the date of the “Comparable Merger and Acquisitions Transactions” analysis, September 8, 2024, of the 10 selected transactions included in the “Comparable Merger and Acquisition Transactions” analysis, 6 transactions had not yet closed.

The third full paragraph on page 49 of the Definitive Proxy Statement in the section entitled “The Transaction— Opinions of the Company’s Financial Advisors— Hovde Group, LLC” is hereby amended and restated in its entirety to read as follows (changes are in bold):

To determine present values of the Bank based on these projections, Hovde utilized a discounted cash flow model, which capitalized terminal values using a range of Terminal Price/Common Tangible Book Value Multiples (“DCF Terminal P/TBV Multiples”). In the DCF Terminal P/TBV Multiples analysis, an estimated value range of the Bank’s common stock was derived by adding (i) the present value of the implied future dividend cash flows through December 31, 2028; and (ii) the present value of the Bank’s implied terminal value at the end of such period based upon the projected tangible common equity. The Bank’s projected tangible common equity amount for the period ended December 31, 2028 of $222.4 million served as the basis of the terminal value in the DCF. Hovde applied a five-point range of price-to-common tangible book value multiples of 80% to 120% utilizing 100% as a midpoint of the range based on Hovde Group’s professional experience and judgment. The present value of the projected terminal value and excess cash flows were then calculated assuming the range of discount rates between 11.00% and 13.00%. This range of discount rates was chosen to reflect different assumptions regarding the required rates of return of holders or prospective holder of the Bank’s common stock. The range of discount rates was selected utilizing a buildup method to determine the Bank’s equity cost of capital and the discount rate utilized in the discounted cash flow analyses. The buildup method utilized a risk free rate of 3.50% (Kroll Normalized Rate on September 10, 2024), an equity risk premium of 5.00% (Kroll Recommended on September 10, 2024), an industry risk premium (Banks on September 10, 2024) of 0.45% and a specific risk premium of 3.00% (based on Hovde’s professional experience and judgement). The buildup method resulted in a discount rate of 11.95% which was rounded to 12.00%. Hovde utilized a five-point range of discount rates of 11.00% to 13.00% with a midpoint of 12.00%. ~~The range of discount rates utilized the buildup method to determine such required rates of return and was based upon the risk-free interest rate, an equity risk premium, an industry risk premium as set forth in the Kroll Cost of Capital Navigator as of September 10, 2024, along with a specific risk premium based on Hovde’s professional experience and judgement. This resulted in a discount rate of 12.00% used as the midpoint of the five-point range of discount rates of 11.00% to 13.00%.~~ The resulting implied total values of the Bank’s common stock based on the DCF Terminal P/ TBV Multiples analysis is equal to between $147.0 million and $214.7 million with a midpoint of $179.7 million compared to the assumed purchase price of $261.0 million.

The disclosure in the section entitled “The Transaction— Interests of Certain Directors and Executive Officers in the Transaction” beginning on page 52 of the Definitive Proxy Statement is hereby supplemented as follows:

The disclosure in the section entitled “The Transaction— Interests of Certain Directors and Executive Officers in the Transaction” is hereby supplemented by adding the following new subsection at the end of such section on page 56 of the Definitive Proxy Statement:

Post Closing Employment Opportunities

In connection with the negotiation of the Stock Purchase Agreement, there was no request made by any party to the agreement, and no negotiations, with respect to future positions with EverBank or EverBank, National Association for any of the Company’s executive officers or directors. No Board member has been asked to serve on the board of directors of EverBank or EverBank National Association and the Company did not seek any such board representation in connection with the negotiation of the Transaction. Similarly, no executive officer of the Company has been offered a position as an officer or employee of EverBank or EverBank, National Association, though there is no assurance that such an offer will not be made in the future, or that any such officer would accept such an offer. Certain of the Company’s executive officers may be asked by EverBank to assist with the post-closing integration of the Bank with and into EverBank, National Association. EverBank has not yet requested any such officers to do so, and it will be the decision of each such officer who may receive a request as to whether to agree to do so and the terms of such engagement.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Current Report primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Current Report and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, Sterling has filed relevant materials with the SEC, including the Definitive Proxy Statement and has previously announced that a special meeting of shareholders will be held virtually on December 8, 2024, at 1:00 p.m., Eastern Time.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE TRANSACTION.

Investors and shareholders of Sterling are able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the Definitive Proxy Statement and the filings with the SEC that are incorporated by reference in the Definitive Proxy Statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: December 6, 2024